SEGALL BRYANT & HAMILL
                             ----------------------
                                  MID CAP FUND










                                 Annual Report
                                 April 30, 2001

                       SEGALL BRYANT & HAMILL MID CAP FUND


May 11, 2001

Dear Shareholder:

     For the one-year period ending April 30, 2001, the Segall Bryant & Hamill Mid Cap Fund's total return at NAV was 7.13 percent. This compares favorably to the performance of the Russell Mid Cap Index of 0.08 percent. According to Lipper Analytical Services, for the same one-year period, the average Mid Cap Core fund returned a NEGATIVE 3.31 percent.

     As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market is as attractive as it has been in the past decade. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses.

     Over the past year, (especially in early 2000) there was a dramatic shift in the investment landscape. Several issues are worth mentioning. First, the speculation that drove the technology/internet stocks to unprecedented levels came to an end, as the market became more rational and started to focus on companies that have viable business models. Secondly, the mid capitalization tier of the market started to perform much better, due to a combination of valuation and better relative earnings growth. Although mid cap stocks have done well over the past year, the fundamental outlook is still strong. Mid cap stocks currently sell at a 25% valuation discount to the largest 100 equities in the market, historically they have traded at a premium.

     The Fund's outperformance over the past year is a combination of several factors. During the early part of 2000 we increased our exposure in several technology stocks that had been depressed due to Y2K fears. Most of these investments were in computer service stocks such as payroll and credit card processors, wireless billing companies and outsourcing. These stocks tend to have recurring revenue bases and perform well in volatile markets. Secondly, as the economy started to slow, investors gravitated toward companies that have more consistent earnings growth. These `high quality' companies tend to perform well in volatile investing environments. This volatile environment should continue to drive the market throughout the balance of the year as investors come to grip with slower earnings growth rates and the realization that 20% annual returns in the equity markets are not guaranteed.

                       SEGALL BRYANT & HAMILL MID CAP FUND


     Our outlook for the economy is for slower growth in the first half of 2001, but the aggressive easing that the Fed has undertaken should result in some economic growth in the latter part of the year. History shows that it takes at least three Fed easings and six-to-nine months for the economy to react to lower interest rates.

     Our focus on high ROI mid capitalization stocks has led us to invest in very solid companies that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market. However, we have selectively increased our holdings in companies that will benefit from increased economic growth.

     We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the attractive valuation levels of this sector of the market and owning high quality growth companies.

/s/ David P. Kalis

David P. Kalis, CFA

                       SEGALL BRYANT & HAMILL MID CAP FUND

                       SEGALL BRYANT & HAMILL MID CAP FUND
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SEGALL BRYANT & HAMILL MID CAP FUND VERSUS THE RUSSELL MIDCAP INDEX(1)
                   AND THE LIPPER MID-CAP CORE FUNDS INDEX(2)

                         Average Annual Total Return(3)
                     1 Year .......................  7.13%
                     Since Inception (4/1/99) ..... 13.23%


                           [** PLOT POINTS TO COME **]


Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) The Russell Mid Cap Index measures the performance of the 800 smallest companies contained within the largest 1,000 companies of the Russell 3,000 Index - An Index which represents approximately 98% of the investable U.S. equity market.

(2) The Lipper Mid Cap Core Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations
     (on a 3 year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. The funds in this index have a similar investment objective as the Segall Bryant & Hamill Mid Cap Fund.

(3) Average annual total return represents the average change in account value over the periods indicated.

4
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001
--------------------------------------------------------------------------------
Shares     COMMON STOCKS: 94.23%                                   Market Value
--------------------------------------------------------------------------------
           ADVERTISING: 1.94%
  6,350    Catalina Marketing Corp. ...........................    $    221,996
                                                                   ------------
           ADVERTISING AGENCIES: 2.12%
  7,150    The Interpublic Group of Companies, Inc.. ..........         242,742
                                                                   ------------
           BANKS - MAJOR REGIONAL: 2.26%
  9,750    North Fork Bancorporation, Inc. ....................         258,863
                                                                   ------------
           BROADCASTING-MEDIA: 1.58%
  4,150    Univision Communications, Inc. .....................         181,397
                                                                   ------------
           COMM SERVICES-CELLULAR: 1.63%
  4,700    AirGate PCS, Inc.* .................................         186,119
                                                                   ------------
           COMMERCIAL BANKS - EASTERN U.S.: 2.21%
  8,642    Charter One Financial, Inc. ........................         253,211
                                                                   ------------
           COMMERCIAL BANKS - MIDWEST U.S.: 1.64%
  3,650    Comerica, Inc ......................................         187,720
                                                                   ------------
           COMPUTER SERVICES: 9.94%
  3,325    Affiliated Computer Services, Inc.* ................         239,400
  4,150    Concord EFS, Inc.* .................................         193,182
  6,150    Convergys Corp.* ...................................         224,475
  3,900    SunGard Data Systems, Inc.* ........................         215,553
  3,850    Adobe Systems, Inc. ................................         172,942
  3,850    Rational Software Corp. ............................          93,209
                                                                   ------------
                                                                      1,138,761
                                                                   ------------
           CONSUMER PRODUCTS - MISCELLANEOUS: 2.18%
 12,000    Rayovac Corp.* .....................................         249,600
                                                                   ------------

5
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001, CONTINUED
--------------------------------------------------------------------------------
Shares                                                             Market Value
--------------------------------------------------------------------------------
           DIVERSIFIED MANUFACTURING: 6.82%
  3,300    Danaher Corp. ......................................    $    184,833
  2,825    Johnson Controls, Inc. .............................         204,530
  7,200    Littlefuse, Inc.* ..................................         192,960
  4,500    Mettler-Toledo International, Inc.* ................         199,125
                                                                   ------------
                                                                        781,448
                                                                   ------------
           ELECTRONIC - INSTRUMENTS: 2.36%
  3,300    Applied Biosystems Group ...........................         105,798
  4,700    National Instruments Corp.* ........................         164,500
                                                                   ------------
                                                                        270,298
                                                                   ------------
           ELECTRONICS: 2.91%
  4,751    Molex, Inc. ........................................         150,607
  6,280    Sanmina Corp. ......................................         183,062
                                                                   ------------
                                                                        333,669
                                                                   ------------
           ELECTRONICS - SEMI: 2.71%
  7,050    Altera Corp. .......................................         178,295
  2,750    Linear Technology Corp. ............................         132,110
                                                                   ------------
                                                                        310,405
                                                                   ------------
           FINANCIAL GUARANTEE INSURANCE: 2.27%
  4,000    MGIC Investment Corp. ..............................         259,960
                                                                   ------------
           FINANCIAL-DIVERSE: 2.50%
  5,325    Ambac Financial Group, Inc. ........................         286,538
                                                                   ------------
           HC - DRUGS: 2.60%
  6,500    ALZA Corp. .........................................         297,180
                                                                   ------------
           HC-BIOTECH: 3.25%
  4,075    MedImmune, Inc. ....................................         159,536
  3,700    Millipore Corp .....................................         212,195
                                                                   ------------
                                                                        371,731
                                                                   ------------
           HEALTHCARE - SERVICES: 1.41%
  5,900    IMS Health, Inc. ...................................         161,955
                                                                   ------------

6
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001, CONTINUED
--------------------------------------------------------------------------------
Shares                                                             Market Value
--------------------------------------------------------------------------------
           IDENTIFICATION SYSTEMS / DEVICES: 1.45%
  5,287    Symbol Technologies, Inc. ..........................    $    166,540
                                                                   ------------
           INSURANCE-LIFE: 2.05%
  7,400    AFLAC, Inc. ........................................         235,320
                                                                   ------------
           LIFE / HEALTH INSURANCE: 1.35%
  5,150    Protective Life Corp. ..............................         154,088
                                                                   ------------
           MANUFACTURE - DIVERSE: 3.92%
  7,400    Gentex Corp.* ......................................         199,800
  4,800    Graco, Inc. ........................................         131,520
  2,825    Roper Industries, Inc. .............................         118,085
                                                                   ------------
                                                                        449,405
                                                                   ------------
           MEDICAL INSTRUMENTS: 4.41%
  7,100    Biomet, Inc. .......................................         303,383
  6,350    Respironics, Inc.* .................................         201,549
                                                                   ------------
                                                                        504,932
                                                                   ------------
           OFFICE SUPPLIES AND FORMS: 2.25%
  4,600    Avery Dennison Corp. ...............................         257,922
                                                                   ------------
           OIL - EXPLORATION & PRODUCTION: 1.88%
  4,325    Stone Energy Corp.* ................................         214,952
                                                                   ------------
           OIL & GAS / REFINE & MARKET: 2.92%
  8,800    Santa Fe International Corp. .......................         334,400
                                                                   ------------
           PERSONAL CARE: 2.08%
  6,000    The Estee Lauder Companies, Inc. ...................         238,500
                                                                   ------------
           RETAIL - DISCOUNT: 5.29%
  4,400    BJ's Wholesale Club, Inc.* .........................         199,320
 11,287    Dollar General Corp. ...............................         186,236
  3,600    Kohl's Corp.* ......................................         219,816
                                                                   ------------
                                                                        605,372
                                                                   ------------

                                                                               7
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001, CONTINUED
--------------------------------------------------------------------------------
Shares                                                             Market Value
--------------------------------------------------------------------------------
           RETAIL-DRUG: 2.16%
  4,200    CVS Corp. ..........................................    $    247,590
                                                                   ------------
           RETAIL-GENERAL: 1.54%
 11,050    Intimate Brands, Inc. ..............................         176,800
                                                                   ------------
           SERVICES - COMMERCIAL: 4.31%
  2,300    Cintas Corp. .......................................         100,763
  5,650    DeVry, Inc.* .......................................         178,596
  5,650    Ecolab, Inc. .......................................         213,740
                                                                   ------------
                                                                        493,099
                                                                   ------------
           SERVICES - INTERNATIONAL: 1.82%
  7,500    Robert Half International, Inc .....................         208,500
                                                                   ------------
           TELECOM EQUIPMENT: 2.51%
 17,170    ADC Telecommunications, Inc. .......................         128,947
  4,500    Tellabs, Inc.* .....................................         157,995
                                                                   ------------
                                                                        286,942
                                                                   ------------
           TRANSPORTATION: 1.96%
  8,275    C.H. Robinson Worldwide, Inc. ......................         223,921
                                                                   ------------
           Total Common Stocks (Cost $9,991,788) ..............      10,791,876
                                                                   ------------

Shares     SHORT-TERM INVESTMENTS: 6.59%                           Market Value
--------------------------------------------------------------------------------
754,740    Firstar Stellar Treasury Fund (Cost $754,740) ......    $    754,740
                                                                   ------------
           Total Investments in Securities
             (Cost $10,746,528+): 100.82% .....................      11,546,616
           Liabilities in Excess of Other Assets: (0.82%) .....         (93,853)
                                                                   ------------
           Net Assets: 100.00% ................................    $ 11,452,763
                                                                   ============

* Non-income producing security.

8
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001, CONTINUED
--------------------------------------------------------------------------------

+At April 30, 2001 the cost of securities for Federal tax purposes was $10,776,201. Gross unrealized appreciation and depreciation of securities is as follows:

           Gross unrealized appreciation ......................    $  1,538,318
           Gross unrealized depreciation ......................        (767,903)
                                                                   ------------
             Net unrealized appreciation ......................    $    770,415
                                                                   ============

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $10,746,528) .............................    $ 11,546,616
  Receivables
    Due from Advisor ..........................................             343
    Dividends and interest ....................................           5,500
    Fund shares sold ..........................................          11,907
    Securities sold ...........................................          79,605
  Prepaid expenses ............................................           2,567
                                                                   ------------
       Total assets ...........................................      11,646,538
                                                                   ------------

LIABILITIES
  Payables
    Administration fees .......................................           2,466
    Distribution fees .........................................           2,745
    Fund shares repurchased ...................................           2,881
    Securities purchased ......................................         154,464
  Accrued expenses ............................................          31,219
                                                                   ------------
       Total liabilities ......................................         193,775
                                                                   ------------

NET ASSETS ....................................................    $ 11,452,763
                                                                   ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$11,452,763 / 865,863 shares outstanding; unlimited
  number of shares (par value $0.01) authorized] ..............    $      13.23
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 10,148,887
  Accumulated net realized gain on investments ................         503,788
  Net unrealized appreciation on investments ..................         800,088
                                                                   ------------
  Net assets ..................................................    $ 11,452,763
                                                                   ============

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends .................................................    $     44,483
    Interest ..................................................          31,210
                                                                   ------------
      Total income ............................................          75,693
                                                                   ------------
  Expenses
    Advisory fees (Note 3) ....................................          83,052
    Administration fees (Note 3) ..............................          30,000
    Distribution fees (Note 4) ................................          27,684
    Professional fees .........................................          23,732
    Fund accounting fees ......................................          19,702
    Registration fees .........................................          15,699
    Transfer agent fees .......................................          13,001
    Reports to shareholders ...................................           7,787
    Miscellaneous .............................................           6,786
    Custody fees ..............................................           6,001
    Trustee fees ..............................................           4,300
    Insurance fees ............................................           2,391
                                                                   ------------
      Total expenses ..........................................         240,135
      Less: advisory fee waiver and absorption (Note 3) .......         (84,989)
                                                                   ------------
      Net expenses ............................................         155,146
                                                                   ------------
        NET INVESTMENT LOSS ...................................         (79,453)
                                                                   ------------
REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
  Net realized gain from security transactions ................       1,508,267
  Net change in unrealized (depreciation) on investments ......        (700,183)
                                                                   ------------
    Net realized and unrealized gain on investments ...........         808,084
                                                                   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..    $    728,631
                                                                   ============

See accompanying Notes to Financial Statements.

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                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                     Year             Year
                                                     ended            ended
                                                 April 30, 2001   April 30, 2000
--------------------------------------------------------------------------------
INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment loss .........................   $    (79,453)    $    (74,855)
  Net realized gain on security
    transactions ..............................      1,508,267          775,108
  Net change in unrealized (depreciation)
    appreciation on investments ...............       (700,183)         591,738
                                                  ------------     ------------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS ......................        728,631        1,291,991
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on security
    transactions ..............................     (1,625,209)        (462,020)
                                                  ------------     ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived from
    net change in outstanding shares (a) ......      2,159,078          927,329
                                                  ------------     ------------
  TOTAL INCREASE IN NET ASSETS ................      1,262,500        1,757,300
                                                  ------------     ------------
NET ASSETS
Beginning of year .............................     10,190,263        8,432,963
                                                  ------------     ------------
END OF YEAR ...................................   $ 11,452,763     $ 10,190,263
                                                  ============     ============

(a) A summary of share transactions is as follows:

                                 Year ended                  Year ended
                               April 30, 2001              April 30, 2000
                          -------------------------   -------------------------
                            Shares         Value        Shares         Value
                          -----------   -----------   -----------   -----------
Shares sold ............      137,186   $ 1,916,695       196,244   $ 2,603,637
Shares issued in
  reinvestment of
  distributions ........      106,692     1,496,889        32,831       425,163
Shares redeemed ........      (87,145)   (1,254,506)     (161,531)   (2,101,471)
                          -----------   -----------   -----------   -----------
Net increase ...........      156,733   $ 2,159,078        67,544   $   927,329
                          ===========   ===========   ===========   ===========

See accompanying Notes to Financial Statements.

12
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                       SEGALL BRYANT & HAMILL MID CAP FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------
                                                   Year            Year      April 1, 1999*
                                                  ended           ended          through
                                              Apr. 30, 2001   Apr. 30, 2000   Apr. 30, 1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period ........    $  14.37        $  13.14        $  12.49
                                                 --------        --------        --------
Income from investment operations:
  Net investment loss .......................       (0.09)          (0.11)             --
  Net realized and unrealized
    gain on investments .....................        1.25            1.99            0.65
                                                 --------        --------        --------
Total from investment operations ............        1.16            1.88            0.65
                                                 --------        --------        --------
Less distributions:
  Dividends from net realized gain ..........       (2.30)          (0.65)             --
                                                 --------        --------        --------

Net asset value, end of period ..............    $  13.23        $  14.37        $  13.14
                                                 ========        ========        ========

Total return ................................        7.13%          14.93%           5.20%++

Ratios/supplemental data:
Net assets, end of period (thousands) .......    $ 11,453        $ 10,190        $  8,433

Ratio of expenses to average net assets:
  Before expense reimbursement ..............        2.17%           2.51%           7.35%+
  After expense reimbursement ...............        1.40%           1.40%           1.34%+

Ratio of net investment loss to average net assets:
  After expense reimbursement ...............       (0.72%)         (0.78%)         (0.23%)+

Portfolio turnover rate .....................       89.84%         114.39%          18.02%

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

See accompanying Notes to Financial Statements.

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                       SEGALL BRYANT & HAMILL MID CAP FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital by investing in medium-capitalization ("mid-cap") companies with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C.   SECURITY   TRANSACTIONS,   DIVIDENDS   AND   DISTRIBUTIONS:   Security
          transactions  are accounted for on the trade date.  Realized gains and

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

          losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment. The reclassification relates primarily to the net operating loss of the Fund which is not deductible for tax purposes and was reclassified to accumulated net realized gain.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended April 30, 2001, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended April 30, 2001, the Fund incurred $83,052 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended April 30, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $84,989; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $229,450 at April 30, 2001, all of which expires in 2005.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended April 30, 2001, the Fund paid the Distribution Coordinator $27,684.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended April 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,551,180 and $9,449,825 respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Segall Bryant & Hamill Mid Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Segall Bryant & Hamill Mid Cap Fund, a series of Advisor Series Trust (the "Fund") at April 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period from April 1, 1999 to April 30, 1999 were audited by other independent accountants whose report dated May 28, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

New York, New York
June 1, 2001

                                     ADVISOR

                             Segall Bryant & Hamill
                       10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT

                             American Data Services
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  877-829-8413

                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                        San Francisco, California 94104